UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 01, 2022

Grayscale Digital Large Cap Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	000-56284	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	GDLC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2022, Grayscale Investments, LLC, the manager (the “Manager”) of Grayscale Digital Large Cap Fund LLC (the “Fund”), and CoinDesk Indices, Inc., formerly known as TradeBlock Inc. (the “Reference Rate Provider”), entered into an Index License Agreement (the “Index License Agreement“) governing the Manager’s use of the Digital Asset Reference Rates (as defined below) that are Index Prices (as defined below), among other things.

The foregoing description is a summary, does not purport to be a complete description of the Index License Agreement, and is qualified in its entirety by reference to the Index License Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On January 31, 2022, in connection with the entry into the Index License Agreement, the Manager and the Reference Rate Provider agreed to terminate that certain Index License Agreement, dated February 28, 2019, between the Manager and the Reference Rate Provider, that governed the Manager’s use of the Digital Asset Reference Rates that were Old Index Prices (as defined below).

Item 8.01. Other Events.

Grayscale Digital Large Cap Fund LLC (the “Fund”) values each of the digital assets held by the Fund (each such digital asset, a “Fund Component”) for operational purposes by reference to Digital Asset Reference Rates. Historically, the “Digital Asset Reference Rate” for each Fund Component has been the price in U.S. dollars of such Fund Component, as determined by reference to (i) a volume-weighted average price in U.S. dollars for a Fund Component as of 4:00 p.m., New York time, for the immediately preceding 24-hour period derived from data collected from digital asset exchanges trading such Fund Component selected by the Reference Rate Provider (an “Indicative Price”) or (ii) a price for a Fund Component determined by the Reference Rate Provider by further cleansing and compiling the trade data used to determine the applicable Indicative Price in such a manner as to algorithmically reduce the impact of anomalistic or manipulative trading (an “Old Index Price”). As of February 1, 2022, the Digital Asset Reference Rate for each Fund Component was an Old Index Price. The methodology used exclusively by Grayscale and calculated by the Reference Rate Provider to calculate the Old Index Prices overlaid an additional averaging mechanism to the price produced resulting in the Old Index Prices reflecting an average price for the 24-hour period. The Old Index Prices were provided to the Manager once per day at 4:00 p.m., New York time.

Effective February 1, 2022, the Fund will value each Fund Component for operational purposes by reference to an index price (an “Index Price”) in U.S. dollars calculated by applying the same methodology to the price and trading volume data for the immediately preceding 24-hour period as of 4:00 p.m., New York time derived from data collected from digital asset exchanges trading such Fund Component selected by the Reference Rate Provider on such trade date without the additional averaging mechanism being applied to such Index Price. The methodology used to calculate each Index Price is consistent with the publicly available digital asset prices published by the Reference Rate Provider continuously throughout the day, and as a result the Manager believes that using Index Prices will provide more transparency to investors. There will be no change to the digital asset exchanges selected by the Reference Provider to determine each Index Price or the criteria used to select such digital asset exchanges. The Digital Asset Reference Rate for each Fund Component is calculated using non-GAAP methodology and is not used in the Fund’s financial statements.

Historical Digital Asset Holdings and Fund Component Prices

For the period from January 1, 2019 and December 31, 2021, the average difference in Digital Asset Holdings of the Fund as calculated using the Old Index Price and the Index Price of each Fund Component of was 0.31%.

The following chart illustrates the movement in the Fund’s Digital Asset Holdings per Share based on the Old Index Price and the Index Price of each Fund Component and the Fund’s net asset value per share as calculated in accordance with GAAP from February 1, 2018 to December 31, 2021. For more information on the determination of the Fund’s Digital Asset Holdings, see “Overview of the Digital Asset Industry and Market—Fund Component Value—Digital Asset Reference Rates” in Exhibit 99.1 to Amendment No. 5 to the Fund’s Registration Statement on the Form 10 filed with the Securities and Exchange Commission on February 4, 2022 (the “Information Statement”).

Bitcoin

The Digital Asset Reference Rate for Bitcoin has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Bitcoin. The following table illustrates the movements in the Old Index Price for Bitcoin from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Old Index Price has ranged from $3,228.07 to $67,397.98, with the straight average being $18,418.11. The Manager has not observed a material difference between the Old Index Price and average prices from the constituent Digital Asset Exchanges individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$7,012.97	$11,510.58	3/5/18	$3,228.07	12/14/18	$3,760.46	$3,760.46
Twelve months ended December 31, 2019	$7,319.77	$12,681.53	7/10/19	$3,365.98	2/7/19	$7,200.71	$7,200.71
Twelve months ended December 31, 2020	$11,074.72	$28,788.57	12/31/20	$5,050.07	3/16/20	$28,788.57	$28,788.57
Twelve months ended December 31, 2021	$47,316.42	$67,397.98	11/9/21	$29,235.54	1/1/21	$47,172.21	$47,172.21

February 1, 2018 to December 31, 2021	$18,418.11	$67,397.98	11/9/21	$3,228.07	12/14/18	$47,172.21	$47,172.21

The following table illustrates the movements in the Index Price for Bitcoin from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Index Price has ranged from $3,164.99 to $67,352.59, with the straight average being $18,463.24. The Manager has not observed a material difference between the Index Price and average prices from the constituent Digital Asset Exchanges individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$7,021.76	$11,740.56	2/20/18	$3,164.99	12/14/18	$3,679.42	$3,679.42
Twelve months ended December 31, 2019	$7,355.63	$13,838.57	6/26/19	$3,358.99	2/7/19	$7,144.93	$7,144.93
Twelve months ended December 31, 2020	$11,103.62	$29,185.50	12/31/20	$4,941.00	3/16/20	$29,185.50	$29,185.50
Twelve months ended December 31, 2021	$47,420.39	$67,352.59	11/9/21	$29,311.80	1/1/21	$45,869.35	$45,869.35

February 1, 2018 to December 31, 2021	$18,463.24	$67,352.59	11/9/21	$3,164.99	12/14/18	$45,869.35	$45,869.35

Ethereum

The Digital Asset Reference Rate for Ethereum has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Ethereum. The following table illustrates the movements in the Old Index Price for Ethereum from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Old Index Price has ranged from $84.31 to $4,790.65, with the straight average being $929.15 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$424.63	$1,058.37	2/1/18	$84.31	12/14/18	$135.07	$135.07
Twelve months ended December 31, 2019	$179.99	$337.35	6/26/19	$102.74	2/6/19	$130.35	$130.35
Twelve months ended December 31, 2020	$305.79	$740.77	12/31/20	$114.54	3/16/20	$740.77	$740.77
Twelve months ended December 31, 2021	$2,765.04	$4,790.65	11/9/21	$737.16	1/1/21	$3,730.30	$3,730.30

February 1, 2018 to December 31, 2021	$929.15	$4,790.65	11/9/21	$84.31	12/14/18	$3,730.30	$3,730.30

The following table illustrates the movements in the Index Price for Ethereum from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Index Price has ranged from $82.41 to $4,776.32, with the straight average being $932.14 through December 31, 2021. The Manager has not observed a material difference between the Index Price and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$423.69	$1,015.13	2/1/18	$82.41	12/14/18	$130.84	$130.84
Twelve months ended December 31, 2019	$180.52	$350.60	6/26/19	$102.84	2/6/19	$127.84	$127.84
Twelve months ended December 31, 2020	$307.03	$752.13	12/30/20	$109.83	3/16/20	$745.01	$745.01
Twelve months ended December 31, 2021	$2,775.83	$4,776.32	11/9/21	$731.87	1/1/21	$3,644.98	$3,644.98

February 1, 2018 to December 31, 2021	$932.14	$4,776.32	11/9/21	$82.41	12/14/18	$3,644.98	$3,644.98

Solana

Effective October 1, 2021, the Manager adjusted the Fund’s portfolio in connection with its quarterly review by selling the existing Fund Components in proportion to their respective weightings and using the cash proceeds to purchase Solana in accordance with the Fund Construction Criteria.

The Digital Asset Reference Rate for Solana has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Solana. The following table illustrates the movements in the Old Index Price from the addition of the token to the Fund’s portfolio on October 1, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Old Index Price for Solana has ranged from $145.26 to $253.51 with the straight average being $192.98 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price for Solana and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
October 1, 2021 to December 31, 2021	$192.98	$253.51	11/7/21	$145.26	10/12/21	$172.57	$172.57

The following table illustrates the movements in the Index Price from the addition of the token to the Fund’s portfolio on October 1, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Index Price for Solana has ranged from $141.71 to $254.78 with the straight average being $193.72 through December 31, 2021. The Manager has not observed a material difference between the Index Price for Solana and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
October 1, 2021 to December 31, 2021	$193.72	$254.78	11/6/21	$141.71	10/11/21	$168.22	$168.22

Cardano

Effective July 1, 2021, the Manager adjusted the Fund’s portfolio in connection with its quarterly review by selling the existing Fund Components in proportion to their respective weightings and using the cash proceeds to purchase Cardano in accordance with the Fund Construction Criteria.

The Digital Asset Reference Rate for Cardano has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Cardano. The following table illustrates the movements in the Old Index Price from the addition of the token to the Fund’s portfolio on July 1, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Old Index Price for Cardano has ranged from $1.07 to $2.98, with the straight average being $1.87 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price for Cardano and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
July 1, 2021 to December 31, 2021	$1.87	$2.98	9/2/21	$1.07	7/20/21	$1.34	$1.34

The following table illustrates the movements in the Index Price from the addition of the token to the Fund’s portfolio on July 1, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Index Price for Cardano has ranged from $1.08 to $2.99, with the straight average being $1.87 through December 31, 2021. The Manager has not observed a material difference between the Index Price for Cardano and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
July 1, 2021 to December 31, 2021	$1.87	$2.99	9/3/21	$1.08	7/20/21	$1.29	$1.29

Uniswap

Effective October 1, 2021, the Manager adjusted the Fund’s portfolio in connection with its quarterly review by selling the existing Fund Components in proportion to their respective weightings and using the cash proceeds to purchase Uniswap in accordance with the Fund Construction Criteria.

The Digital Asset Reference Rate for Uniswap has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Uniswap. The following table illustrates the movements in the Old Index Price from the addition of the token to the Fund’s portfolio on October 1, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Old Index Price for Uniswap has ranged from $14.32 to $27.37 with the straight average being $21.90 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price for Uniswap and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
October 1, 2021 to December 31, 2021	$21.90	$27.37	10/26/21	$14.32	12/17/21	$17.80	$17.80

The following table illustrates the movements in the Index Price from the addition of the token to the Fund’s portfolio on October 1, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Index Price for Uniswap has ranged from $14.05 to $27.67 with the straight average being $21.90 through December 31, 2021. The Manager has not observed a material difference between the Index Price for Uniswap and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
October 1, 2021 to December 31, 2021	$21.90	$27.67	10/26/21	$14.05	12/13/21	$16.82	$16.82

Litecoin

The Digital Asset Reference Rate for Litecoin has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Litecoin. The following table illustrates the movements in the Old Index Price from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Old Index Price for Litecoin has ranged from $22.81 to $391.06, with the straight average being $101.48 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price for Litecoin and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$95.00	$239.52	2/20/18	$22.81	12/14/18	$30.69	$30.69
Twelve months ended December 31, 2019	$68.88	$138.93	6/12/19	$30.64	1/29/19	$41.77	$41.77
Twelve months ended December 31, 2020	$56.01	$132.00	12/27/20	$32.75	3/13/20	$126.00	$126.00
Twelve months ended December 31, 2021	$185.60	$391.06	5/10/21	$108.07	7/20/21	$148.49	$148.49

February 1, 2018 to December 31, 2021	$101.48	$391.06	5/10/21	$22.81	12/14/18	$148.49	$148.49

The following table illustrates the movements in the Index Price from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Index Price for Litecoin has ranged from $22.48 to $371.71, with the straight average being $101.68 through December 31, 2021. The Manager has not observed a material difference between the Index Price for Litecoin and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$95.17	$242.54	2/20/18	$22.48	12/14/18	$29.87	$29.87
Twelve months ended December 31, 2019	$69.24	$142.00	6/22/19	$29.96	1/13/19	$40.99	$40.99
Twelve months ended December 31, 2020	$56.14	$133.63	12/26/20	$32.16	3/16/20	$124.33	$124.33
Twelve months ended December 31, 2021	$185.76	$371.71	5/11/21	$108.80	7/20/21	$144.08	$144.08

February 1, 2018 to December 31, 2021	$101.68	$371.71	5/11/21	$22.48	12/14/18	$144.08	$144.08

Chainlink

Effective April 2, 2021, the Manager adjusted the Fund’s portfolio in connection with its quarterly review by selling the existing Fund Components in proportion to their respective weightings and using the cash proceeds to purchase Chainlink in accordance with the Fund Construction Criteria.

The Digital Asset Reference Rate for Chainlink has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Chainlink. The following table illustrates the movements in the Old Index Price from the addition of the token to the Fund’s portfolio on April 2, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Old Index Price for Chainlink has ranged from $13.81 to $50.40, with the straight average being $27.05 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price for Chainlink and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
April 2, 2021 to December 31, 2021	$27.05	$50.40	5/10/21	$13.81	7/20/21	$19.90	$19.90

The following table illustrates the movements in the Index Price from the addition of the token to the Fund’s portfolio on April 2, 2021 to December 31, 2021. Since the token was added to the Fund’s portfolio, the Index Price for Chainlink has ranged from $13.99 to $50.54, with the straight average being $27.07 through December 31, 2021. The Manager has not observed a material difference between the Index Price for Chainlink and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
April 2, 2021 to December 31, 2021	$27.07	$50.54	5/9/21	$13.99	7/20/21	$19.07	$19.07

Bitcoin Cash

The Digital Asset Reference Rate for Bitcoin Cash has historically been an Old Index Price and, effective February 1, 2022, is an Index Price for Bitcoin Cash. The following table illustrates the movements in the Old Index Price for Bitcoin Cash from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Old Index Price Bitcoin Cash has ranged from $83.82 to $1,646.79, with the straight average being $463.34 through December 31, 2021. The Manager has not observed a material difference between the Old Index Price and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$744.47	$1,646.79	5/7/18	$83.82	12/14/18	$156.50	$156.50
Twelve months ended December 31, 2019	$258.61	$493.90	6/26/19	$109.36	1/29/19	$207.45	$207.45
Twelve months ended December 31, 2020	$270.26	$483.25	2/14/20	$164.44	3/13/20	$349.11	$349.11
Twelve months ended December 31, 2021	$604.43	$1,505.55	5/12/21	$345.83	1/1/21	$430.21	$430.21

February 1, 2018 to December 31, 2021	$463.34	$1,646.79	5/7/18	$83.82	12/14/18	$430.21	$430.21

The following table illustrates the movements in the Index Price for Bitcoin Cash from the beginning of the Fund’s operations on February 1, 2018 to December 31, 2021. Since the beginning of the Fund’s operations, the Index Price Bitcoin Cash has ranged from $76.92 to $1,714.45, with the straight average being $463.55 through December 31, 2021. The Manager has not observed a material difference between the Index Price and average prices from the constituent Digital Asset Exchanges included in the relevant index individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
February 1, 2018 to December 31, 2018	$744.63	$1,714.45	5/6/18	$76.92	12/15/18	$149.42	$149.42
Twelve months ended December 31, 2019	$259.79	$504.57	6/26/19	$109.25	1/28/19	$201.84	$201.84
Twelve months ended December 31, 2020	$269.73	$493.55	2/14/20	$167.84	3/16/20	$341.86	$341.86
Twelve months ended December 31, 2021	$604.46	$1,465.90	5/6/21	$340.21	1/1/21	$420.55	$420.55

February 1, 2018 to December 31, 2021	$463.55	$1,714.45	5/6/18	$76.92	12/15/18	$420.55	$420.55

Secondary Market Trading

The following table sets out the range of high and low closing prices for the Shares as reported by OTCQX, the Fund’s net asset value per share calculated in accordance with GAAP and the Fund’s Digital Asset Holdings per Share using both the Old Index Prices and the Index Prices for each of the quarters since November 22, 2019.

	High				Low
	OTCQX	NAV per Share (1)	Digital Asset Holdings per Share using Index Prices(2)	Digital Asset Holdings per Share using Old Index Prices(2)	OTCQX	NAV per Share(1)	Digital Asset Holdings per Share using Index Prices(2)	Digital Asset Holdings per Share using Old Index Prices(2)
Calendar Year 2019
Fourth quarter	$8.55	$4.67	$4.67	$4.60	$5.00	$3.90	$3.90	$4.00
Calendar Year 2020
First quarter	$8.42	$6.57	$6.57	$6.47	$4.15	$2.99	$2.99	$3.06
Second quarter	$7.94	$5.84	$5.84	$5.85	$3.62	$3.72	$3.72	$3.77
Third quarter	$29.00	$7.72	$7.72	$7.58	$6.20	$5.32	$5.32	$5.35
Fourth quarter	$24.25	$16.41	$16.42	$16.22	$10.18	$6.38	$6.38	$6.38
Calendar Year 2021
First quarter	$45.27	$35.31	$35.30	$34.69	$20.65	$16.45	$16.46	$16.44
Second quarter	$52.00	$40.13	$40.15	$40.40	$20.01	$20.32	$20.30	$20.26
Third quarter	$64.24	$36.54	$36.54	$36.49	$21.02	$19.34	$19.34	$19.30
Fourth quarter	$34.72	$45.17	$45.16	$45.16	$23.70	$31.32	$31.32	$31.17

(1)	The NAV is calculated using the fair value of the Fund Components based on the price provided by the Digital Asset Market that the Fund considers each Fund Component’s principal market.
(2)

The Fund’s Digital Asset Holdings per Share is derived from the Digital Asset Reference Rate of each Fund Component as of 4:00 p.m., New York time, on the valuation date. As of February 1, 2022, the Digital Asset Reference Rate for each Fund Component is an Index Price. See “Determination of NAV” in the Fund’s Information Statement. Prior to February 1, 2022, the Digital Asset Reference Rate for each Fund Component was an Old Index Price. The Index Price is calculated using non-GAAP methodology and is not used in the Fund’s financial statements.

The following chart sets out the historical closing prices for the Shares as reported by OTCQX and the Fund’s Digital Asset Holdings per Share based on the Index Prices and the Old Index Prices.

GDLC Premium/(Discount): GDLC Share Price vs. Digital Asset Holdings per Share ($)

The following chart sets out the historical premium and discount for the Shares as reported by OTCQX and the Fund’s Digital Asset Holdings per Share based on the Index Prices and the Old Index Prices.

GDLC Premium/(Discount): GDLC Share Price vs. Digital Asset Holdings per Share (%)

Determination of Digital Asset Reference Rates When Indicative Prices or Index Prices are Unavailable

The Manager will continue to use the same cascading set of rules to determine the appropriate Digital Asset Reference Rate in the event that the Indicative Price or Index Price is unavailable, which are set forth below for reference:

1. Digital Asset Reference Rate = The price set by the relevant Indicative Price or Index Price as of 4:00 p.m., New York time, on the valuation date. If the relevant Indicative Price or Index Price becomes unavailable, or if the Manager determines in good faith that the Indicative Price or Index Price does not reflect an accurate digital asset price, then the Manager will, on a best efforts basis, contact the Reference Rate Provider to obtain the Digital Asset Reference Rate directly from the Reference Rate Provider. If after such contact the Indicative Price or Index Price remains unavailable or the Manager continues to believe in good faith that the Indicative Price or Index Price does not reflect an accurate price for the relevant digital asset, then the Manager will employ the next rule to determine the Digital Asset Reference Rate. There are no predefined criteria to make a good faith assessment and it will be made by the Manager in its sole discretion.

2. Digital Asset Reference Rate = The price set by Coin Metrics Real-Time Rate as of 4:00 p.m., New York time, on the valuation date (the “Secondary Digital Asset Reference Rate”). The Secondary Digital Asset Reference Rate is a real-time reference rate price, calculated using trade data from constituent markets selected by Coin Metrics (the “Secondary Reference Rate Provider”). The Secondary Digital Asset Reference Rate is calculated by applying weighted-median techniques to such trade data where half the weight is derived from the trading volume on each constituent market and half is derived from inverse price variance, where a constituent market with high price variance as a result of outliers or market anomalies compared to other constituent markets is assigned a smaller weight. If the Secondary Digital Asset Reference Rate for the relevant Fund Component becomes unavailable, or if the Manager determines in good faith that the Secondary Digital Asset Reference Rate does not reflect an accurate price for such Fund

Component, then the Manager will, on a best efforts basis, contact the Secondary Reference Rate Provider to obtain the Secondary Digital Asset Reference Rate directly from the Secondary Reference Rate Provider. If after such contact the Secondary Digital Asset Reference Rate remains unavailable or the Manager continues to believe in good faith that the Secondary Digital Asset Reference Rate does not reflect an accurate price for such Fund Component, then the Manager will employ the next rule to determine the Digital Asset Reference Rate. There are no predefined criteria to make a good faith assessment and it will be made by the Manager in its sole discretion.

3. Digital Asset Reference Rate = The price set by the Fund’s principal market for the relevant Fund Component (the “Tertiary Pricing Option”) as of 4:00 p.m., New York time, on the valuation date. The Tertiary Pricing Option is a spot price derived from the relevant principal market’s public data feed that is believed to be consistently publishing pricing information as of 4:00 p.m., New York time, and is provided to the Manager via an application programming interface. If the Tertiary Pricing Option becomes unavailable, or if the Manager determines in good faith that the Tertiary Pricing Option does not reflect an accurate price for such Fund Component, then the Manager will, on a best efforts basis, contact the Tertiary Pricing Provider to obtain the Tertiary Pricing Option directly from the Tertiary Pricing Provider. If after such contact the Tertiary Pricing Option remains unavailable after such contact or the Manager continues to believe in good faith that the Tertiary Pricing Option does not reflect an accurate price for such Fund Component, then the Manager will employ the next rule to determine the Digital Asset Reference Rate. There are no predefined criteria to make a good faith assessment and it will be made by the Manager in its sole discretion.

4. Digital Asset Reference Rate = The Manager will use its best judgment to determine a good faith estimate of the Digital Asset Reference Rate. There are no predefined criteria to make a good faith assessment and it will be made by the Manager in its sole discretion.

Updates to Risk Factors disclosure:

Digital Asset Reference Rates have a limited history and a failure of a Digital Asset Reference Rate could adversely affect the value of the Shares.

Each Digital Asset Reference Rate has a limited history and is an average composite reference rate calculated using volume-weighted trading price data from various Digital Asset Exchanges chosen by the Reference Rate Provider. The Digital Asset Exchanges chosen by the Reference Rate Provider have also changed over time. Although each Digital Asset Reference Rate is designed to accurately capture the market price of the digital asset it tracks, third parties may be able to purchase and sell such digital assets on public or private markets not included among the constituent Digital Asset Exchanges of such Digital Asset Reference Rate, and such transactions may take place at prices materially higher or lower than the Digital Asset Reference Rate. Moreover, there have been variances in the prices of digital assets on the various Digital Asset Exchanges, including as a result of differences in fee structures or administrative procedures on different Digital Asset Exchanges, in the past. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Historical Fund Component Prices” in the Fund’s Information Statement. To the extent such prices differ materially from the Digital Asset Reference Rates, investors may lose confidence in the Shares’ ability to track the market price of such digital asset, which could adversely affect the value of the Fund.

For example, the Digital Asset Reference Rate for Bitcoin is an Index Price for Bitcoin. Based on data provided by the Reference Rate Provider, on any given day during the twelve months ended December 31, 2021, the maximum differential between the 4:00 p.m., New York time spot price of any single Digital Asset Exchange included in the Index and the Index Price for Bitcoin was 0.64% and the average of the maximum differentials of the 4:00 p.m., New York time spot price of each Digital Asset Exchange included in the Index and the Index Price for Bitcoin was 0.32%. During this same period, the average differential between the 4:00 p.m., New York time spot prices of all the Digital Asset Exchanges included in the Index and the Index Price for Bitcoin was 0.0003%. All Digital Asset Exchanges that were included in the Index for Bitcoin throughout the period were considered in this analysis.

As another example, the Digital Asset Reference Rate for Ethereum is an Index Price for Ethereum. Based on data provided by the Reference Rate Provider, on any given day during the twelve months ended December 31, 2021, the maximum differential between the 4:00 p.m., New York time spot price of any single Digital Asset Exchange included in the Index and the Index Price for Ethereum was 0.30% and the average of the maximum differentials of the 4:00 p.m., New York time spot price of each Digital Asset Exchange included in the Index and the Index Price for Ethereum was 0.26%. During this same period, the average differential between the 4:00 p.m., New York time spot prices of all the Digital Asset Exchanges included in the Index and the Index Price for Ethereum was 0.0009%. All Digital Asset Exchanges that were included in the Index for Ethereum throughout the period were considered in this analysis.

* * *

This report supplements and where applicable amends the Memorandum, as defined in the Fund’s Second Amended and Restated Limited Liability Company Agreement, for general purposes.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1†	Index License Agreement, dated February 1, 2022, between Grayscale Investments, LLC, as manager of Grayscale Digital Large Cap Fund LLC, and CoinDesk Indices, Inc., formerly known as TradeBlock, Inc., as Reference Rate Provider.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

†

Portions of this exhibit (indicated by asterisks) have been omitted as the Registrant has determined that (i) the omitted information is not material and (ii) the omitted information would likely cause competitive harm to the Registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Manager of the Grayscale Digital Large Cap Fund LLC

Date: February 4, 2022	By:	/s/ Michael Sonnenshein
Michael Sonnenshein
Chief Executive Officer